Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
Note 4 – Income Taxes
We computed our 2024 interim tax provision using an estimated annual effective tax rate of (11.1%), adjusted for discrete items. Our 2024 estimated annual effective tax rate is primarily driven by taxes on
non-U.S.
operations. The effective tax rates were 5.2% and 35.9% for the six months ended June 30, 2024 and 2023. The effective tax rate for the three months ended June 30, 2024, was 5.0% and reflects additional tax expense to adjust prior quarter’s results to the annual effective tax rate offset by discrete tax benefits of $335 recorded in the second quarter related to the settlement of the 2018-2020 federal tax audit, which is after an associated $155 valuation allowance expense.
As of December 31, 2023, we had recorded valuation allowances of $4,550 primarily for certain domestic deferred tax assets, and certain domestic net operating losses, tax credit and interest carryforwards. To measure the valuation allowance, the Company estimated in what year each of its deferred tax assets and liabilities would reverse using systematic and logical methods to estimate the reversal patterns. Based on these methods, deferred tax liabilities are assumed to reverse and generate taxable income over the next 5 to 10 years while deferred tax assets related to pension and other postretirement benefit obligations are assumed to reverse and generate tax deductions over the next 15 to 20 years. The valuation allowance results from not having sufficient income from deferred tax liability reversals in the appropriate future periods to support the realization of deferred tax assets.
The total amount of unrecognized tax benefits of $1,131 as of December 31, 2023, decreased by $625 in the second quarter due to the settlement of the 2018-2020 federal tax audit, as discussed above.
Federal income tax audits have been settled for all years prior to 2021. The Internal Revenue Service is expected to begin the 2021-2023 federal tax audit in the second quarter of 2025. We are also subject to examination in major state and international jurisdictions for the 2010-2022 tax years. We believe appropriate provisions for all outstanding tax issues have been made for all jurisdictions and all open years.

Note 4 – Income Taxes
The components of Loss before income taxes were:

Years ended December 31,	2023	2022	2021
U.S.	($2,512)	($5,457)	($5,475)
Non-U.S.	507	435	442

Total	($2,005)	($5,022)	($5,033)

Income tax (expense)/benefit consisted of the following:

Years ended December 31,	2023	2022	2021
Current tax (benefit)/expense
U.S. federal	$9	($58)	($89)
Non-U.S.	179	142	147
U.S. state	19	(42)	42

Total current	207	42	100

Deferred tax (benefit)/expense
U.S. federal	6	(62)	(855)
Non-U.S.	5	(3)	(12)
U.S. state	19	54	24

Total deferred	30	(11)	(843)

Total income tax expense/(benefit)	$237	$31	($743)

Net income tax payments/(refunds) were $204, ($1,317) and ($1,480) in 2023, 2022 and 2021, respectively.
The following is a reconciliation of the U.S. federal statutory tax to actual income tax (benefit)/expense:

Years ended December 31,	2023		2022		2021
	Amount	Rate	Amount	Rate	Amount	Rate
U.S. federal statutory tax	($421)	21.0%	($1,054)	21.0%	($1,057)	21.0%
Valuation allowance	1,150	(57.3)	1,199	(23.9)	512	(10.2)
Research and development credits	(472)	23.6	(204)	4.1	(189)	3.8
State income tax provision, net of effects on U.S. federal tax	(75)	3.7	(90)	1.8	(94)	1.9
Tax on non-U.S. activities	35	(1.8)	64	(1.3)	47	(0.9)
Impact of subsidiary shares purchased from noncontrolling interests	(29)	1.5
Other provision adjustments	49	(2.5)	116	(2.3)	38	(0.9)

Income tax expense/(benefit)	$237	(11.8)%	$31	(0.6)%	($743)	14.7%

Significant components of our deferred tax assets/(liabilities) at December 31 were as follows:

	2023	2022
Inventory and long-term contract methods of income recognition	($5,115)	($4,369)
Research expenditures	2,873	1,464
Federal net operating loss, credit, interest and other carryovers(1)	2,551	2,082
Fixed assets, intangibles and goodwill	(1,566)	(1,641)
Pension benefits	1,178	1,146
Other employee benefits	1,162	1,095
State net operating loss, credit, interest and other carryovers(2)	1,137	1,021
Accrued expenses and reserves	956	933
Other postretirement benefit obligations	590	660
737 MAX customer concessions and other considerations	310	425
Other	304	179

Gross deferred tax assets/(liabilities) before valuation allowance	$4,380	$2,995
Valuation allowance	(4,550)	(3,162)

Net deferred tax assets/(liabilities) after valuation allowance	($170)	($167)

(1)	Of the deferred tax asset for federal net operating loss, credit, interest and other carryovers, $1,224 expires on or before December 31, 2043 and $1,327 may be carried over indefinitely.
(2)	Of the deferred tax asset for state net operating loss, credit, interest and other carryovers, $575 expires on or before December 31, 2043 and $562 may be carried over indefinitely.
Net deferred tax assets/(liabilities) at December 31 were as follows:

	2023	2022
Deferred tax assets	$14,743	$12,301
Deferred tax liabilities	(10,363)	(9,306)
Valuation allowance	(4,550)	(3,162)

Net deferred tax assets/(liabilities)	($170)	($167)

The Company’s deferred income tax assets of $14,743 can be used in future years to offset taxable income and reduce income taxes payable. The Company’s deferred income tax liabilities of $10,363 will partially offset deferred income tax assets and result in higher taxable income in future years and increase income taxes payable. Tax law determines whether future reversals of temporary differences will result in taxable and deductible amounts that offset each other in future years. The particular years in which temporary differences result in taxable or deductible amounts generally are determined by the timing of the recovery of the related asset or settlement of the related liability. The deferred income tax assets and liabilities relate primarily to U.S. federal and state tax jurisdictions. From a U.S. federal tax perspective, the Company generated tax net operating losses in 2021 and interest carryovers in 2021, 2022, and 2023 that can be carried forward indefinitely and federal research and development credits that can be carried forward 20 years.

Throughout 2021, 2022, and 2023, the Company was in a three-year cumulative pre-tax
loss position. For purposes of assessing the recoverability of deferred tax assets, the Company determined that it could not include future projected earnings in the analysis due to recent history of losses.
As of December 31, 2023 and 2022, the Company has recorded valuation allowances of $4,550 and $3,162 primarily for certain domestic deferred tax assets, and certain domestic net operating losses, tax credit and interest carryforwards. To measure the valuation allowance, the Company estimated in what year each of its deferred tax assets and liabilities would reverse using systematic and logical methods to estimate the reversal patterns. Based on these methods, deferred tax liabilities are assumed to reverse and generate taxable income over the next 5 to 10 years while deferred tax assets related to pension and other postretirement benefit obligations are assumed to reverse and generate tax deductions over the next 15 to 20 years. The valuation allowance results from not having sufficient income from deferred tax liability reversals in the appropriate future periods to support the realization of deferred tax assets.
During 2023, the Company increased the valuation allowance by $1,388, primarily due to tax credits and other carryforwards generated in 2023 that cannot be realized in 2023. This reflects a tax expense of $1,150 recorded in continuing operations, an increase of $31 related to the associated federal benefit of state impacts, a tax expense of $173 included in Other comprehensive income (OCI) primarily due to the net actuarial losses that resulted from the annual remeasurement of pension assets and liabilities, and an increase of $34 included in additional paid-in
capital.
Until the Company generates sustained levels of profitability, additional valuation allowances may have to be recorded with corresponding adverse impacts on earnings and/or OCI.
The Tax Cuts and Jobs Act
one-time
repatriation tax and Global Intangible Low Tax Income liabilities effectively taxed the undistributed earnings previously deferred from U.S. income taxes. We have not provided for deferred income taxes on the undistributed earnings from certain
non-U.S.
subsidiaries because such earnings are considered to be indefinitely reinvested. If such earnings were to be distributed, any deferred income taxes would not be significant.
As of December 31, 2023 and 2022, the amounts accrued for the payment of income tax-related
interest and penalties included in the Consolidated Statements of Financial Position were not significant. The amounts of interest included in the Consolidated Statements of Operations were not significant for 2023, 2022 and 2021.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2023	2022	2021
Unrecognized tax benefits – January 1	$915	$858	$966
Gross increases – tax positions in prior periods	38	17	64
Gross decreases – tax positions in prior periods	(3)	(51)	(245)
Gross increases – current period tax positions	181	91	73
Gross decreases – current period tax positions

Unrecognized tax benefits – December 31	$1,131	$915	$858

As of December 31, 2023, 2022 and 2021, the total amount of unrecognized tax benefits include $1,088, $878 and $790, respectively, that would affect the effective tax rate, if recognized. As of December 31, 2023, these amounts were primarily associated with the amount of research tax credits claimed and various other matters.

Federal income tax audits have been settled for all years prior to 2018. The Internal Revenue Service is currently auditing the 2018-2020 tax years. We are also subject to examination in major state and international jurisdictions for the 2010-2022 tax years. We believe appropriate provisions for all outstanding tax issues have been made for all jurisdictions and all open years.
Audit outcomes and the timing of audit settlements are subject to significant uncertainty. It is reasonably possible that within the next 12 months, unrecognized tax benefits related to federal tax matters under audit may decrease by up to $620 based on current estimates.
The Organization for Economic
Co-operation
and Development has issued Pillar Two model rules introducing a new global minimum tax of 15% intended to be effective on January 1, 2024. While the US has not yet adopted the Pillar Two rules, various other governments around the world are enacting legislation. As currently designed, Pillar Two will ultimately apply to our worldwide operations. Considering we do not have material operations in jurisdictions with tax rates lower than the Pillar Two minimum, these rules are not expected to materially increase our global tax costs. There remains uncertainty as to the final Pillar Two model rules. We will continue to monitor US and global legislative action related to Pillar Two for potential impacts.